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                     SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549
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                                     FORM 8-K/A


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):     May 25, 1999



                            CADENCE DESIGN SYSTEMS, INC.
              (Exact Name of Registrant as Specified in  Charter)








           DELAWARE                    1-10606                77-0148231
  (State or Other Jurisdiction    (Commission File       (I.R.S. Employer
      of Incorporation )               Number)        Identification Number)


                            2655 SEELY ROAD, BUILDING 5
                             SAN JOSE, CALIFORNIA 95134
                (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:    (408) 943-1234

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 ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.
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     On May 26, 1999, Cadence Design Systems, Inc., a Delaware corporation
(the "Registrant"), filed a Current Report on Form 8-K to report the Registrant's acquisition of all of the outstanding capital stock of Quickturn Design Systems, Inc., a Delaware corporation, on May 25, 1999, for an aggregate purchase price of $271 million.

     This amendment to the Registrant's Current Report on Form 8-K/A is being filed to indicate that the Financial Statements and Pro Forma Financial Information referenced in Item 7 of Form 8-K will not be filed as they are not required under the Securities Exchange Act of 1934, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     None.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of June 14, 1999.

                                   CADENCE DESIGN SYSTEMS, INC.

                                   By: /s/ R.L. Smith McKeithen
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                                      R.L. Smith McKeithen
                                      Senior Vice President and General Counsel